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                                                                   EXHIBIT 10.23

                              AMENDMENT NUMBER 2
                                    TO THE
                            CUPERTINO NATIONAL BANK
                          401(k) PROFIT SHARING PLAN


     Under the provisions of Article 13 of the Cupertino National Bank 401(k) Profit Sharing Plan, the plan is hereby amended effective December 31, 1996, except as otherwise provided, as follows:

     1. Section 5.03(b) of the Adoption Agreement is hereby amended to include the following additional sentence:

     Any Participant hired by December 31, 1996 will be 100% vested in all accounts.

     Except as hereby amended, Cupertino National Bank 401(k) Profit Sharing Plan and all provisions thereof not in conflict with this amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this amendment to be executed by their respective authorized officers on the ------- day of ----------------, 19---.


                           GREATER BAY BANCORP, INC.



                           ------------------------
                                   PRESIDENT


                           ------------------------
                                   SECRETARY



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                                   TRUSTEE:




                       by -----------------------------



                       by -----------------------------